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                                                             File No. 333-46611

                                                                     EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                             ---------------------
                                    FORM T-1
                             ---------------------

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
              UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED,
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                            -----------

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                            FIRST UNION NATIONAL BANK
              (Exact name of Trustee as specified in its charter)

TWO FIRST UNION CENTER
CHARLOTTE, NORTH CAROLINA         28288                 58-1079889
(Address of principal           (Zip Code)            (I.R.S. Employer
 executive officer)                                  Identification No.)

                                Teresa L. Davis
                           First Union National Bank
                             1100 First Union Plaza
                           999 Peachtree Street, N.E.
                            Atlanta, Georgia  30309
                                 (404) 827-7346
           (Name, Address and Telephone Number of Agent for Service)

                              --------------------

                                INTERFACE, INC.
              (Exact name of obligor as specified in its charter)

                                    GEORGIA
        (State or other jurisdiction of incorporation or organization)
                                   58-1451243
                       (IRS employer identification no.)
                       2859 PACES FERRY ROAD, SUITE 2000
                            ATLANTA, GEORGIA  30339

 (Name, address, including zip code, and telephone number, including area code, of principal executive offices)

                          RAYMOND S. WILLOCH, ESQUIRE
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                INTERFACE, INC.
                       2859 PACES FERRY ROAD, SUITE 2000
                            ATLANTA, GEORGIA  30339
                                 (770) 437-6800

                              --------------------

                       $150,000,000 SENIOR NOTES DUE 2008
                      (Title of the indenture securities)


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1. General information.

   (a) The following are the names and addresses of each examining or supervising authority to which the Trustee is subject:

          The Comptroller of the Currency, Washington, D.C.
          Federal Reserve Bank of Atlanta, Georgia.
          Federal Deposit Insurance Corporation, Washington, D.C.
          Securities and Exchange Commission, Division of Market Regulation, Washington, D.C.

   (b)    The Trustee is authorized to exercise corporate trust powers.

2. Affiliations with obligor.

   The obligor is not an affiliate of the Trustee.


16.  List of Exhibits.

     (1)    Articles of Association of the Trustee as now in effect. (See
            Exhibit 1 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

     (2)    Certificate of Authority of the Trustee to commence business. (See
            Exhibit 2 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

     (3) Authorization of the Trustee to exercise corporate trust powers. Incorporated in Exhibit (4).

     (4) By-Laws of the Trustee, as amended, to date. (See Exhibit 4 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

     (5)    Not applicable.

     (6) Consent by the Trustee required by Section 321(b) of the Trust Indenture Act of 1939. Included on Page 6 of this Form T-1 Statement.

     (7) Most recent report of condition of the Trustee. (See Exhibit 7 of the Form T-1 filed in connection with Registration Statement No. 333-31863, which is incorporated herein by reference)

     (8)    Not applicable.

     (9)    Not applicable.

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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, FIRST UNION NATIONAL BANK, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, and State of Georgia on the 11th day of March, 1998.


                                   FIRST UNION NATIONAL BANK
                                   (Trustee)


                                   BY: /s/ Teresa L. Davis
                                      -------------------------------
                                      Teresa L. Davis, Vice President


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                                                                  EXHIBIT T-1(6)

                               CONSENT OF TRUSTEE

     Under section 321(b) of the Trust Indenture Act of 1939 and in connection with the proposed issuance of Notes of INTERFACE, INC., First Union National Bank, as the Trustee herein named, hereby consents that reports of examinations of said Trustee by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon requests therefor.


                                   FIRST UNION NATIONAL BANK


                                   By: /s/ Emily E. Katt
                                      ------------------------------
Dated: March 11, 1998                 Emily E. Katt, Vice President


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